Exhibit 99.2

This Amendment to the Statement on Form 3 is filed by: (i) ACLF/Lyondell S.à r.l., (ii) Apollo Credit Liquidity Management, L.P., (iii) Apollo Credit Liquidity Management GP, LLC, (iv) ACLF Co-Invest/Lyondell S.à.r.l., (v) ACLF Co-Investment Fund, L.P., (vi) Apollo Credit Liquidity Advisors, L.P., (vii) Apollo Credit Liquidity Capital Management, LLC, (viii) Apollo Principal Holdings II, L.P., (ix) Apollo Principal Holdings II GP, LLC, (x) LeverageSource Holdings Series III (Lux) S.à r.l., (xi) LeverageSource Management, LLC, (xii) Apollo Management VII, L.P., (xiii) AIF VII Management, LLC, (xiv) Apollo Management, L.P., (xv) Apollo Management GP, LLC, (xvi) LeverageSource XI S.à r.l., (xvii) LeverageSource XI (N), L.P., (xviii) LeverageSource Holdings GP, LLC, (xix) LeverageSource, L.P., (xx) Apollo Advisors VII (EH), L.P., (xxi) Apollo Advisors VII (EH-GP), Ltd., (xxii) Apollo Principal Holdings III, L.P., (xxiii) Apollo Principal Holdings III GP, Ltd., (xxiv) AIE Eurolux S.à r.l., (xxv) Apollo Europe Management, L.P., (xxvi) AEM GP, LLC, (xxvii) Apollo Capital Management, L.P., (xxviii) Apollo Capital Management GP, LLC, (xxix) Apollo Management Holdings, L.P., and (xxx) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  October 13, 2010

Issuer Name and Ticker or Trading Symbol: LyondellBasell Industries N.V.

ACLF/LYONDELL S.À R.L.

By:	Apollo Credit Liquidity Management, L.P.
Its Investment Manager

	By:	Apollo Credit Liquidity Management GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

ACLF CO-INVEST/LYONDELL S.À R.L.

By:	ACLF Co-Investment Fund, L.P.
Its sole shareholder

	By:	Apollo Credit Liquidity Advisors, L.P.
Its General Partner

		By:	Apollo Principal Holdings II, L.P.
Its General Partner

		By:	Apollo Principal Holdings II GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

LEVERAGESOURCE HOLDINGS SERIES III (LUX) S.À R.L.

By:	LeverageSource Management, LLC
Its Investment Manager

	By:	Apollo Management VII, L.P.
Its sol e member

		By:	AIF VII Management, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

LEVERAGESOURCE XI S.À R.L.

By:	LeverageSource Holdings GP, LLC
Its Investment Manager

	By:	LeverageSource, L.P.
Its sole member

		By:	Apollo Advisors VII (EH), L.P.
Its General Partner

			By:	Apollo Advisors VII (EH-GP), Ltd.
Its General Partner

				By:	Apollo Principal Holdings III, L.P.
Its sole shareholder

				By:	Apollo Principal Holdings III GP Ltd.
Its general partner

					By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIE EUROLUX S.À R.L.

By:	Apollo Europe Management, L.P.
Its Investment Manager

	By:	AEM GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CREDIT LIQUIDITY MANAGEMENT, L.P.

By:	Apollo Credit Liquidity Management GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CREDIT LIQUIDITY MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

ACLF CO-INVESTMENT FUND, L.P.

By:	Apollo Credit Liquidity Advisors, L.P.
Its General Partner

	By:	Apollo Credit Liquidity Capital Management, LLC
Its General Partner:

		By:	Apollo Principal Holdings II, L.P.
Its General Partner

			By:	Apollo Principal Holdings II GP, LLC
Its General Partner

				By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CREDIT LIQUIDITY ADVISORS, L.P.

By:	Apollo Credit Liquidity Capital Management, LLC
Its General Partner:

	By:	Apollo Principal Holdings II, L.P.
Its General Partner

		By:	Apollo Principal Holdings II GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CREDIT LIQUIDITY CAPITAL MANAGEMENT, LLC

By:	Apollo Principal Holdings II, L.P.
Its General Partner

	By:	Apollo Principal Holdings II GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

LEVERAGESOURCE MANAGEMENT, LLC

By:	Apollo Management VII, L.P.
Its sole member

	By:	AIF VII Management, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIF VII MANAGEMENT, LLC

By:		/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO EUROPE MANAGEMENT, L.P.

By:	AEM GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AEM GP, LLC

By:		/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT GP, LLC

By:		/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	APOLLO CAPITAL MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	APOLLO MANAGEMENT HOLDINGS GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	APOLLO PRINCIPAL HOLDINGS II GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO PRINCIPAL HOLDINGS II GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

LEVERAGESOURCE HOLDINGS GP, LLC

By:	LeverageSource, L.P.
Its sole member-manager

	By:	Apollo Advisors VII (EH), L.P.
Its General Partner

		By:	Apollo Advisors VII (EH-GP), Ltd.
Its General Partner

			By:	Apollo Principal Holdings III, L.P.
Its sole shareholder

				By:	Apollo Principal Holdings III GP Ltd.
Its general partner

					By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

LEVERAGESOURCE, L.P.

By:	Apollo Advisors VII (EH), L.P.
Its General Partner

	By:	Apollo Advisors VII (EH-GP), Ltd.
Its General Partner

		By:	Apollo Principal Holdings III, L.P.
Its sole shareholder

			By:	Apollo Principal Holdings III GP Ltd.
Its general partner

				By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

LEVERAGESOURCE XI (N), L.P.

By:	LeverageSource Holdings GP, LLC
Its Investment Manager

	By:	LeverageSource, L.P.
Its sole member

		By:	Apollo Advisors VII (EH), L.P.
Its General Partner

			By:	Apollo Advisors VII (EH-GP), Ltd.
Its General Partner

				By:	Apollo Principal Holdings III, L.P.
Its sole shareholder

				By:	Apollo Principal Holdings III GP Ltd.
Its general partner

					By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ADVISORS VII (EH), L.P.

By:	Apollo Advisors VII (EH-GP), Ltd.
Its General Partner

	By:	Apollo Principal Holdings III, L.P.
Its sole shareholder

		By:	Apollo Principal Holdings III GP Ltd.
Its general partner

			By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ADVISORS VII (EH-GP), LTD.

By:	Apollo Principal Holdings III, L.P.
Its sole shareholder

	By:	Apollo Principal Holdings III GP Ltd.
Its general partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP Ltd.
Its general partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO PRINCIPAL HOLDINGS III GP LTD.

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President